Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brent J. Pearson, as Chief Financial Officer of Great Elm Group, Inc. (the “Company”) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

the accompanying Form 10-K report for the period ending June 30, 2021 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 20, 2021

By:	/s/ Brent J. Pearson
Name:	Brent J. Pearson
Title:	Chief Financial Officer